(THE PERKINS FUNDS LOGO)

                                 ANNUAL REPORT

                                   Year Ended
                                 March 31, 2003

April 30, 2003

Dear Shareholders:

In our last letter, we stated that we were confident that an intermediate-term rally had begun in October. We cited several factors, including the four-year "presidential cycle", in which the market typically posts a bottom in October of the second year of a presidential term and the fact that five of the last ten bear markets had ended in October. After suffering the third worst September quarter on record, the market did indeed find a bottom with the Russell 2000 Index at 324.90 and the NASDAQ Composite at 1108.48 on October 10, 2002. These bottoms followed declines of 47% for the Russell and 78% for the NASDAQ that along with the elapsed time periods of these declines, make them comparable to other bottoms following "busted bubble" tops from the past. Our conclusion is still that the stock market made a bottom last October and we believe that it has considerably farther to go on the upside. The slower economic recovery to date and the distractions of the Iraq war have held it back; however, we believe the fundamentals are improving and that many of today's concerns, including corporate malfeasance, terrorism, and SARS are already priced into the market.

In our opinion, the Perkins Discovery Fund has done well since the bottom with positive performance in both the fourth quarter of 2002 (+5.19%) and the first quarter of 2003 (+3.98%). The Perkins Opportunity Fund also did very well during the fourth quarter of 2002 (+12.84%); however, it suffered a severe setback during first quarter (-29.88%). The majority of this decline in the March quarter was the result of one holding, Insignia Systems, Inc. Due to price appreciation, Insignia had become a large part of the portfolio, about 33% as of our September 30, 2002 semi-annual report. Although we sold 3.3% of the position in October 2002, we decided to keep the majority (19.3% as of March 31, 2003) because we believed the company was entering a period of strong revenue growth combined with significant operating leverage. We still believe that; however, like many companies Insignia experienced a soft first quarter of 2003, due to the economy and war uncertainties, etc. When Insignia reported their fourth quarter 2002 results (which we felt were very good), they also indicated that first quarter was slower than expected and the stock, which had started the quarter at $10.47, declined to a low of $3.70 on March 31, 2003. Since then the stock has rallied and appears to be ready to move higher. We have had numerous discussions with management and believe the company holds significant promise for the future. We believe, given time, Insignia will recover its lost ground and the fund will again perform positively. In fact, as of April 30, Insignia has rallied to $6.06.

In past letters we have presented charts and tables showing that small-cap stocks have historically outperformed large-caps coming out of recessions and that the large-cap/small-cap cycle was in favor of small-caps. We continue to believe that small-caps should outperform the market for some time going forward.

As we mentioned in our last letter, the Perkins Opportunity Fund has a significant tax loss carry-forward of approximately $9.7 million. This means that the Fund may be able to take up to $7.16 per share of capital gains in the future without having to make a taxable distribution. This represents a significant shelter for taxable accounts and may work to the advantage of new investors and long-term shareholders when the Fund is performing well. The Fund has many good holdings that have the potential for capital appreciation and will not have to distribute any tax liability until its carryforward is used up.

We believe the Discovery Fund, which is just four years old, is well-positioned in micro-cap growth stocks, i.e., those with less than a $100 million market capitalization. There are plenty to choose from, as the price decline in small-cap stocks moved many into the micro-cap category. The Fund is still small, with just $3.0 million in net assets as of March 31.

The following table shows the Funds' returns by year and since inception, compared to several popular indices.

                                    PERKINS        PERKINS
                                   DISCOVERY     OPPORTUNITY      RUSSELL         NASDAQ          S&P
                                      FUND           FUND           2000        COMPOSITE         500
CALENDAR PERIOD                     (PDFDX)        (POFDX)         INDEX          INDEX          INDEX
---------------                     -------        -------         -----          -----          -----
1993 (Partial Year)                     --          39.52%         17.62%         17.26%         10.67%
1994                                    --          14.85%       (-3.18)%       (-3.20)%          1.27%
1995                                    --          70.35%         26.21%         39.92%         37.53%
1996                                    --        (-7.33)%         14.76%         22.71%         22.99%
1997                                    --       (-17.08)%         20.52%         21.64%         33.34%
1998 - Discovery (Part Yr)            9.67%           --        (-11.23)%         21.34%         12.84%
     - Opportunity                      --       (-16.01)%       (-3.45)%         39.63%         28.57%
1999                                 67.54%         98.58%         19.62%         85.58%         21.03%
2000                                  7.61%      (-29.26)%       (-4.20)%      (-39.29)%       (-9.15)%
2001                                 17.76%         17.66%          1.03%      (-21.05)%      (-11.91)%
2002                              (-31.18)%      (-16.72)%      (-21.58)%      (-31.53)%      (-22.18)%
2003 (YTD to 03/31/03)                3.98%      (-29.88)%       (-4.84)%          0.42%       (-3.10)%
Annualized - Discovery               10.80%           --         (-5.38)%       (-5.95)%       (-3.96)%
(Inception to 09/30/02)
Annualized - Opportunity                --           5.38%          5.12%          7.22%          8.95%
(Inception to 09/30/02)

The Discovery Fund's one-year and average annual total return since inception (April 9, 1998) through March 31, 2003 were (-26.63)% and 10.80%, respectively. The Opportunity Fund's one-year, five-year, ten-year and average annual total return since inception (February 18, 1993) through March 31, 2003 were (- 39.40)%, (-6.40)%, 4.82% and 5.38%, respectively. The one-year, five-year, and ten-year returns for the indexes were; Russell 2000 Index (-28.02)%, (-5.38)%, and 4.75%, NASDAQ Composite Index (-27.32)%, (-6.08)%, and 6.87%, S&P 500 Index
(-24.76)%, (-2.04)% and 8.51%.

Thank you for your continued support.

Sincerely,

/s/Richard W. Perkins                   /s/Daniel S. Perkins

Richard W. Perkins, C.F.A.              Daniel S. Perkins, C.F.A.
President                               Vice President

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

Opinions expressed above are those of Richard W. and Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Perkins Funds nor any of its representatives may give legal or tax advice.

The S&P 500, Russell 2000, and NASDAQ Composite Indices are unmanaged indices commonly used to measure performance of U.S. stocks. One cannot invest directly in an index. Please refer to the schedule of investments for more information regarding fund holdings. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing. Small company investing involves additional risks such as limited liquidity and greater volatility.

The Funds are distributed by Quasar Distributors, LLC.  05/03

                             PERKINS DISCOVERY FUND
              Value of $10,000 vs S&P 500 and Russell 2000 Indexes

     Date      Perkins Discovery Fund     S&P 500 Index     Russell 2000 Index
     ----      ----------------------     -------------     ------------------
    4/9/98            $10,000                 $10,000             $10,000
   9/30/98             $8,800                  $9,299              $7,696
   3/31/99            $11,567                 $11,839              $8,466
   9/30/99            $13,693                 $11,883              $9,164
   3/31/00            $30,176                 $13,964             $11,623
   9/30/00            $22,951                 $13,461             $11,307
   3/31/01            $16,841                 $10,937              $9,841
   9/30/01            $18,772                  $9,878              $8,909
   3/31/02            $21,630                 $10,963             $11,217
   9/30/02            $14,509                  $7,854              $8,080
   3/31/03            $15,870                  $8,248              $8,193

                          Average Annual Total Return
                          Period Ended March 31, 2003

                    1 Year                          (26.63)%
                    Since Inception (4/9/98)          10.80%

                            PERKINS OPPORTUNITY FUND
              Value of $10,000 vs S&P 500 and Russell 2000 Indexes

     Date      Perkins Opportunity Fund    S&P 500 Index     Russell 2000 Index
     ----      ------------------------    -------------     ------------------
    3/31/93             $10,000               $10,000             $10,000
    3/31/94             $13,365               $10,147             $11,098
    3/31/95             $18,540               $11,729             $11,711
    3/31/96             $28,020               $15,492             $15,114
    3/31/97             $19,911               $18,564             $15,886
    3/31/98             $22,539               $27,480             $22,559
    3/31/99             $18,756               $32,548             $18,893
    3/31/00             $39,332               $38,392             $25,937
    3/31/01             $27,430               $30,068             $21,961
    3/31/02             $26,717               $30,142             $25,032
    3/31/03             $16,192               $22,677             $18,283

                          Average Annual Total Return
                          Period Ended March 31, 2003

                    1 Year                          (39.40)%
                    5 Year                           (6.40)%
                    10 Year                            4.82%

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company Index. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The indices are unmanaged and returns include reinvested dividends.

                             PERKINS DISCOVERY FUND

SCHEDULE OF INVESTMENTS at March 31, 2003

SHARES                                                                 VALUE
------                                                                 -----
COMMON STOCKS: 85.0%

COMMERCIAL SERVICES: 3.1%
 10,000     Factual Data Corp.*<F1>                                 $   93,100
                                                                    ----------

COMMERCIAL SPORTS: 0.3%
    545     Canterbury Park
              Holding Corp.                                              8,175
                                                                    ----------

COMPUTERS: 7.5%
 20,000     Datakey, Inc.*<F1>                                          14,000
 20,000     Delphax
              Technologies, Inc.*<F1>                                   55,000
  6,000     Intelli-Check, Inc.*<F1>                                    42,240
 12,500     Rimage Corp.*<F1>                                          113,625
                                                                    ----------
                                                                       224,865
                                                                    ----------

DISTRIBUTION - WHOLESALE: 7.9%
 15,000     Abatix Corp.*<F1>                                           91,350
 20,000     CellStar Corp.*<F1>                                        145,600
                                                                    ----------
                                                                       236,950
                                                                    ----------

ELECTRONICS: 7.3%
 22,500     Innovex, Inc.*<F1>                                         147,150
 25,000     RF Monolithics, Inc.*<F1>                                   74,000
                                                                    ----------
                                                                       221,150
                                                                    ----------

FOOD: 5.9%
 45,000     Stake
              Technology Ltd.*<F1>                                     178,200
                                                                    ----------

HEALTHCARE - PRODUCTS: 15.8%
 25,000     Hypertension
              Diagnostics, Inc.*<F1>                                     4,875
 15,000     IntegraMed
              America, Inc.*<F1>                                        86,550
 10,000     MEDTOX
              Scientific, Inc.*<F1>                                     51,200
 12,500     Rochester
              Medical Corp.*<F1>                                       137,250
 25,000     Spectranetics Corp.*<F1>                                    77,000
 20,000     STAAR Surgical Co.*<F1>                                    120,800
                                                                    ----------
                                                                       477,675
                                                                    ----------

HEALTHCARE - SERVICES: 10.7%
 12,500     Air Methods Corp.*<F1>                                      75,500
  6,000     America Service
              Group, Inc.*<F1>                                          78,000
 10,000     American Dental
              Partners, Inc.*<F1>                                      101,500
  7,500     National Home
              Health Care Corp.*<F1>                                    67,875
                                                                    ----------
                                                                       322,875
                                                                    ----------

INTERNET: 4.4%
 25,000     A.D.A.M., Inc.*<F1>                                         21,000
 30,000     EDGAR Online, Inc.*<F1>                                     26,700
 20,000     Stellent, Inc.*<F1>                                         84,400
                                                                    ----------
                                                                       132,100
                                                                    ----------

REITS: 3.1%
 15,000     AmeriVest
              Properties, Inc.                                          94,350
                                                                    ----------

RETAIL: 6.8%
 35,000     Cost-U-Less, Inc.*<F1>                                      35,000
 12,500     Famous Dave's of
              America, Inc.*<F1>                                        55,250
 11,500     First Cash Financial
              Services, Inc.*<F1>                                      115,460
                                                                    ----------
                                                                       205,710
                                                                    ----------

SEMICONDUCTORS: 0.6%
 35,000     Micro Component
              Technology, Inc.*<F1>                                     17,500
                                                                    ----------

TELECOMMUNICATIONS: 11.4%
 40,000     ACT Teleconferencing,
              Inc.*<F1>                                                 69,600
 50,000     Active IQ Technologies,
              Inc.*<F1>                                                  7,500
 40,000     Forgent Networks, Inc.*<F1>                                 52,800
 21,500     Norstan, Inc.*<F1>                                          62,565
 30,000     WorldQuest Networks,
              Inc.*<F1>                                                 66,000
 55,000     Z-Tel Technologies, Inc.*<F1>                               85,800
                                                                    ----------
                                                                       344,265
                                                                    ----------

TRANSPORTATION: 0.2%
 10,000     Velocity Express Corp.*<F1>                                  6,400
                                                                    ----------

TOTAL COMMON STOCKS
  (cost $3,275,625)                                                  2,563,315
                                                                    ----------

RIGHTS: 0.0%

COMPUTERS: 0.0%
  2,500     Intelli-Check, Inc.
              Rts, Exp. 12/31/03*<F1>                                       --
                                                                    ----------
TOTAL RIGHTS:
  (cost $0)                                                                 --
                                                                    ----------

WARRANTS: 0.0%

HEALTHCARE - PRODUCTS: 0.0%
  4,500     Hypertension
              Diagnostics, Inc. Wts.,
              Exp. 1/23/06*<F1>                                             45
                                                                    ----------

TELECOMMUNICATIONS: 0.0%
  4,000     Radyne ComStream, Inc.
              Wts., Exp. 2/8/05*<F1>                                       960
                                                                    ----------
TOTAL WARRANTS:
  (cost $0)                                                              1,005
                                                                    ----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $3,275,625+<F2>):  85.0%                                     2,564,320
Other Assets less Liabilities:  15.0%                                  453,012
                                                                    ----------
NET ASSETS:  100.0%                                                 $3,017,332
                                                                    ----------
                                                                    ----------

*<F1>   Non-income producing security.
+<F2> At March 31, 2003, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:
        Gross unrealized appreciation                                $ 188,045
        Gross unrealized depreciation                                 (899,350)
                                                                     ---------
        Net unrealized depreciation                                  $(711,305)
                                                                     ---------
                                                                     ---------

See accompanying Notes to Financial Statements.

                            PERKINS OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2003

SHARES                                                                VALUE
------                                                                -----
COMMON STOCKS: 75.9%

AGRICULTURAL OPERATIONS: 1.3%
     15,750    Vector Group Ltd.                                  $    173,250
                                                                  ------------

COMPUTERS: 5.2%
    100,000    Ciprico, Inc.*<F3>                                      418,000
     50,000    M-Systems Flash Disk
                 Pioneers Ltd.*<F3>                                    308,000
                                                                  ------------
                                                                       726,000
                                                                  ------------

COSMETICS & TOILETRIES: 3.4%
     25,000    Del Laboratories, Inc.*<F3>                             470,250
                                                                  ------------

ELECTRONIC COMPONENTS -
  MISCELLANEOUS: 19.3%
    725,000    Insignia
                 Systems, Inc.*<F3>^<F4>                             2,682,500
                                                                  ------------

ELECTRONIC SECURITY DEVICES: 0.5%
    400,000    Integrated Security
                 Systems, Inc.*<F3>                                     72,000
                                                                  ------------

ENVIRONMENTAL SERVICES: 0.8%
     87,500    Appliance Recycling
                 Centers of
                 America, Inc.*<F3>                                    112,000
                                                                  ------------

HEALTHCARE - PRODUCTS: 1.8%
     50,000    ATS Medical, Inc.*<F3>                                   91,000
      8,667    Britesmile, Inc.*<F3>                                    99,497
    100,000    LecTec Corp.*<F3>                                        30,000
    175,000    SpectraScience, Inc.*<F3>                                22,750
                                                                  ------------
                                                                       243,247
                                                                  ------------

HEALTHCARE - SERVICES: 6.3%
    437,500    Health Fitness Corp.*<F3>                               170,625
    100,000    US Oncology, Inc.*<F3>                                  710,000
                                                                  ------------
                                                                       880,625
                                                                  ------------

NUTRITIONAL PRODUCTS: 4.1%
     30,000    NBTY, Inc.*<F3>                                         568,800
                                                                  ------------

PHARMACEUTICALS: 2.8%
     10,000    CIMA Labs, Inc.*<F3>                                    217,000
     50,000    Theragenics Corp.*<F3>                                  173,000
                                                                  ------------
                                                                       390,000
                                                                  ------------

RETAIL: 15.8%
     24,286    Big Buck Brewery &
                 Steakhouse, Inc.*<F3>                                   6,071
     40,000    Buca, Inc.*<F3>                                         220,000
     41,500    Guitar Center, Inc.*<F3>                                845,355
     45,000    Regis Corp.                                           1,120,950
                                                                  ------------
                                                                     2,192,376
                                                                  ------------

SEMICONDUCTORS: 0.6%
    175,000    Micro Component
                 Technology, Inc.*<F3>                                  87,500
                                                                  ------------

TELECOMMUNICATIONS: 9.7%
    200,000    ADC
                 Telecommunications,
                 Inc.*<F3>                                             412,000
    100,000    Hypercom Corp.*<F3>                                     375,000
    100,000    Norstan, Inc.*<F3>                                      291,000
     40,000    RMH
                 Teleservices, Inc.*<F3>                               260,000
                                                                  ------------
                                                                     1,338,000
                                                                  ------------

TEXTILES:  4.3%
     25,000    G&K Services, Inc.                                      600,000
                                                                  ------------

TOTAL COMMON STOCKS
  (cost $21,397,600)                                                10,536,548
                                                                  ------------

WARRANTS: 0.3%

HEALTHCARE - PRODUCTS: 0.3%
     11,477    Possis Medical Inc.
                 Wts., Exp. 3/03/04*<F3>#<F5>                           40,055
                                                                  ------------
TOTAL WARRANTS
  (cost $10,800)                                                        40,055
                                                                  ------------

PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT:  24.1%
 $3,352,000    U.S. Bank, N.A.
                 Repurchase Agreement,
                 1.05%, dated 3/31/03,
                 due 4/1/03,
                 [collateralized by
                 $3,419,384 Freddie
                 Mac Giant Pool,
                 G01505, 5.00%, due
                 1/1/33 (proceeds
                 $3,352,098)]
                 (cost $3,352,000)                                   3,352,000
                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
  (cost $24,760,400+<F6>):  100.3%                                  13,928,603
Liabilities in excess of
  Other Assets: (0.3) %                                                (46,489)
                                                                  ------------
NET ASSETS:  100.0%                                               $ 13,882,114
                                                                  ------------
                                                                  ------------

*<F3>  Non-income producing security.
^<F4>  Affiliated company (see Note 7)
#<F5> A security for which market quotations are no longer available represents 0.3% of net assets. This security has been valued at its fair value under procedures established by the Fund's Board of Trustees.
+<F6> At March 31, 2003, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:
       Gross unrealized appreciation                              $  2,016,476
       Gross unrealized depreciation                               (12,848,273)
                                                                  ------------
       Net unrealized depreciation                                $(10,831,797)
                                                                  ------------
                                                                  ------------

See accompanying Notes to Financial Statements.

                               THE PERKINS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2003

                                                    DISCOVERY      OPPORTUNITY
                                                      FUND            FUND
                                                    ---------      -----------
ASSETS
   Investments in securities, at value
       Nonaffiliated issuers (cost $3,275,625
         and $20,134,422, respectively)             $2,564,320    $  7,894,103
       Affiliated issuers (cost $0 and
         $1,273,978, respectively)                          --       2,682,500
   Repurchase agreement, at value (cost
     $0 and $3,352,000 respectively)                        --       3,352,000
   Cash                                                406,194             341
   Receivables:
       Securities sold                                  59,405          37,722
       Fund shares sold                                     70             133
       Due from advisor                                  9,437              --
       Dividends and interest                            1,950             535
   Prepaid expenses                                      7,722           9,119
                                                    ----------    ------------
           Total assets                              3,049,098      13,976,453
                                                    ----------    ------------

LIABILITIES
   Payables:
       Fund shares redeemed                              3,902          24,819
       Advisory fees                                        --          13,040
       Administration fees                               2,548           3,080
       Custody fees                                        949           2,499
       Fund accounting fees                              3,656           4,274
       Distribution fees                                   863          10,513
       Transfer agent fees                               3,343           9,644
   Accrued expenses and other liabilities               16,505          26,470
                                                    ----------    ------------
           Total liabilities                            31,766          94,339
                                                    ----------    ------------

NET ASSETS                                          $3,017,332    $ 13,882,114
                                                    ----------    ------------
                                                    ----------    ------------

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE ($3,017,332/222,126
     and $13,882,114/1,357,687, respectively,
     of shares authorized without par value)            $13.58          $10.22
                                                        ------          ------
                                                        ------          ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                  $4,587,612    $ 35,244,684
   Accumulated net realized
     loss on investments                              (858,975)    (10,530,773)
   Net unrealized depreciation
     on investments                                   (711,305)    (10,831,797)
                                                    ----------    ------------
           Net assets                               $3,017,332    $ 13,882,114
                                                    ----------    ------------
                                                    ----------    ------------

See accompanying Notes to Financial Statements.

                               THE PERKINS FUNDS

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2003

                                                    DISCOVERY      OPPORTUNITY
                                                      FUND             FUND
                                                    ---------      -----------
INVESTMENT INCOME
   Income
       Dividends                                   $     8,802     $    40,550
       Interest                                          6,153          40,556
                                                   -----------     -----------
           Total income                                 14,955          81,106
                                                   -----------     -----------
   Expenses
       Advisory fees                                    41,293         209,938
       Administration fees                              30,000          52,484
       Transfer agent fees                              25,379          80,149
       Fund accounting fees                             21,659          23,154
       Registration fees                                17,085           8,519
       Audit fees                                       12,098          15,094
       Distribution fees                                10,323          52,485
       Custody fees                                      7,904          11,943
       Legal fees                                        7,695          13,314
       Trustee fees                                      5,960           7,639
       Amortization of deferred
         organization costs                              3,058              --
       Reports to shareholders                             304          22,612
       Insurance expense                                   273           1,131
       Miscellaneous                                     4,340           7,397
                                                   -----------     -----------
           Total expenses                              187,371         505,859
           Less: fees waived and
             expenses absorbed                         (84,425)             --
                                                   -----------     -----------
           Net expenses                                102,946         505,859
                                                   -----------     -----------
               NET INVESTMENT LOSS                     (87,991)       (424,753)
                                                   -----------     -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments^<F7>              (778,748)     (1,694,048)
   Change in net unrealized depreciation
     on investments                                   (994,852)     (7,610,560)
                                                   -----------     -----------
       Net realized and unrealized
         loss on investments                        (1,773,600)     (9,304,608)
                                                   -----------     -----------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS             $(1,861,591)    $(9,729,361)
                                                   -----------     -----------
                                                   -----------     -----------

^<F7>  See Note 7 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

                             PERKINS DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED      YEAR ENDED
                                                MARCH 31, 2003  MARCH 31, 2002
                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                           $  (87,991)      $  (42,607)
   Net realized loss on investments                (778,748)         (62,797)
   Change in net unrealized
     appreciation (depreciation)
     on investments                                (994,852)         407,968
                                                 ----------       ----------
       NET INCREASE (DECREASE) IN NET
         ASSETS RESULTING FROM OPERATIONS        (1,861,591)         302,564
                                                 ----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain                           (16,864)        (149,265)

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net
     assets derived from net change
     in outstanding shares (a)<F8>(b)<F9>        (2,053,089)       5,690,397
                                                 ----------       ----------
       TOTAL INCREASE (DECREASE)
         IN NET ASSETS                           (3,931,544)       5,843,696
                                                 ----------       ----------

NET ASSETS
   Beginning of Year                              6,948,876        1,105,180
                                                 ----------       ----------
   END OF YEAR                                   $3,017,332       $6,948,876
                                                 ----------       ----------
                                                 ----------       ----------

(a)<F8>  A summary of capital share transactions is as follows:
(b)<F9>  Net of redemption fees of $21,396 and $3,898, respectively.

                                        YEAR ENDED             YEAR ENDED
                                      MARCH 31, 2003         MARCH 31, 2002
                                   -------------------     -----------------
                                   Shares        Value     Shares      Value
                                   ------        -----     ------      -----
Shares sold                         55,465   $   890,096   349,491  $6,488,263
Shares issued in reinvestment
  of distributions                   1,124        14,712     7,555     133,117
Shares redeemed                   (207,886)   (2,957,897)  (51,649)   (930,983)
                                  --------   -----------   -------  ----------
Net increase (decrease)           (151,297)  $(2,053,089)  305,397  $5,690,397
                                  --------   -----------   -------  ----------
                                  --------   -----------   -------  ----------

See accompanying Notes to Financial Statements.

                            PERKINS OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                YEAR ENDED          YEAR ENDED
                                              MARCH 31, 2003      MARCH 31, 2002
                                              --------------      --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                          $  (424,753)       $  (549,412)
   Net realized loss on investments              (1,694,048)        (5,758,303)
   Change in net unrealized
     appreciation (depreciation)
     on investments                              (7,610,560)         5,584,998
                                                -----------        -----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS               (9,729,361)          (722,717)
                                                -----------        -----------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets
     derived from net change in
     outstanding shares (a)<F10>(b)<F11>         (2,457,002)        (2,329,908)
                                                -----------        -----------
       TOTAL DECREASE IN NET ASSETS             (12,186,363)        (3,052,625)
                                                -----------        -----------

NET ASSETS
Beginning of Year                                26,068,477         29,121,102
                                                -----------        -----------
END OF YEAR                                     $13,882,114        $26,068,477
                                                -----------        -----------
                                                -----------        -----------

(a)<F10>  A summary of capital share transactions is as follows:
(b)<F11>  Net of redemption fees of $39,911 and $75,088, respectively.

                                   YEAR ENDED               YEAR ENDED
                                 MARCH 31, 2003           MARCH 31, 2002
                               ------------------      --------------------
                              Shares       Value       Shares         Value
                              ------       -----       ------         -----
Shares sold                   406,164   $ 6,025,678   1,491,054   $ 25,627,901
Shares redeemed              (592,515)   (8,482,680) (1,627,789)   (27,957,809)
                             --------   -----------  ----------   ------------
Net decrease                 (186,351)  $(2,457,002)   (136,735)  $ (2,329,908)
                             --------   -----------  ----------   ------------
                             --------   -----------  ----------   ------------

See accompanying Notes to Financial Statements.

                             PERKINS DISCOVERY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                              YEAR ENDED MARCH 31,                      APRIL 9, 1998*<F12>
                                                -------------------------------------------------             THROUGH
                                                2003           2002           2001           2000         MARCH 31, 1999
                                                ----           ----           ----           ----         --------------
Net asset value,
  beginning of period                          $18.61         $16.25         $40.22         $17.35              $15.00
                                               ------         ------         ------         ------              ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                          (0.40)         (0.11)         (0.33)         (0.51)              (0.15)
   Net realized and
     unrealized gain (loss)
     on investments                             (4.66)          4.59         (15.45)         26.07                2.50
                                               ------         ------         ------         ------              ------
       Total from
         investment
         operations                             (5.06)          4.48         (15.78)         25.56                2.35
                                               ------         ------         ------         ------              ------

LESS DISTRIBUTIONS:
   From net
     realized gain                              (0.07)         (2.13)         (8.19)         (2.69)                 --
                                               ------         ------         ------         ------              ------
   Paid-in capital from
     redemption fees
     (note 2)                                    0.10           0.01             --             --                  --
                                               ------         ------         ------         ------              ------
Net asset value,
  end of period                                $13.58         $18.61         $16.25         $40.22              $17.35
                                               ------         ------         ------         ------              ------
                                               ------         ------         ------         ------              ------

Total return                                   (26.63)%        28.44%        (41.40)%       160.88%              15.67%^<F14>

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
     period (millions)                          $ 3.0          $ 6.9          $ 1.1          $ 2.0               $ 0.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before fees waived and
     expenses absorbed                           4.56%          7.49%         10.86%         12.27%              24.67%+<F13>
   After fees waived and
     expenses absorbed                           2.50%          2.50%          2.50%          2.50%               2.50%+<F13>

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
   Before fees waived and
     expenses absorbed                          (4.20)%        (6.87)%       (10.03)%       (11.97)%            (23.41)%+<F13>
   After fees waived and
     expenses absorbed                          (2.14)%        (1.88)%        (1.67)%        (2.20)%             (1.24)%+<F13>
   Portfolio turnover rate                      54.67%         49.92%         73.76%        144.58%             137.32%^<F14>

*<F12>  Commencement of operations.
+<F13>  Annualized.
^<F14>  Not Annualized.

See accompanying Notes to Financial Statements.

                            PERKINS OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                      YEAR ENDED MARCH 31,
                                                ----------------------------------------------------------------
                                                2003           2002           2001           2000           1999
                                                ----           ----           ----           ----           ----
Net asset value,
  beginning of year                            $16.88         $17.33         $24.85         $11.85         $14.24
                                               ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                          (0.31)         (0.36)         (0.31)         (0.34)         (0.24)
   Net realized and
     unrealized gain (loss)
     on investments                             (6.38)         (0.36)         (7.21)         13.34          (2.15)
                                               ------         ------         ------         ------         ------
       Total from
         investment
         operations                             (6.69)         (0.72)         (7.52)         13.00          (2.39)
                                               ------         ------         ------         ------         ------
   Paid-in capital from
     redemption fees
     (note 2)                                    0.03           0.27             --             --             --
                                               ------         ------         ------         ------         ------

Net asset value,
  end of year                                  $10.22         $16.88         $17.33         $24.85         $11.85
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------

Total return                                   (39.45)%        (2.60)%       (30.26)%       109.70%        (16.78)%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of year (millions)                        $13.9          $26.1          $29.1          $50.2          $31.8
Ratio of expenses to
  average net assets                             2.42%          2.24%          2.20%          2.18%          2.24%
Ratio of net investment
  loss to average net assets                    (2.03)%        (1.94)%        (1.53)%        (1.90)%        (1.69)%

Portfolio turnover rate                         10.72%         23.70%         30.08%         29.64%         19.34%

See accompanying Notes to Financial Statements.

                               THE PERKINS FUNDS

NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION

The Perkins Discovery Fund and The Perkins Opportunity Fund (the "Funds") are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Each Fund's primary investment objective is capital appreciation. The Perkins Discovery Fund and The Perkins Opportunity Fund began operations on April 9, 1998 and February 18, 1993, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Securities Valuation. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

   For the Perkins Opportunity Fund, at March 31, 2003, there is a capital loss carryforward of approximately $9,715,983, of which approximately $2,661,970 expires March 31, 2006, and $7,054,013 which expires March 31, 2011, available to offset future gains, if any. For the Perkins Discovery Fund, at March 31, 2003, there is a capital loss carryforward of $497,386 which expires March 31, 2011, available to offset future gains, if any. As of March 31, 2003, there were post-October capital loss deferrals of $361,589 and $814,790 for the Perkins Discovery Fund and the Perkins Opportunity Fund, respectively, which will be recognized in the following year.

C. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Those differences are primarily due to differing treatments for net operating losses.

D. Deferred Organization Costs. All of the expenses incurred by the Advisor in connection with the organization and registration of the Perkins Discovery Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund's net asset value per share. The Funds charge a 1.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

G. Reclassification of Capital Accounts. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2003, The Perkins Discovery Fund increased accumulated net investment income by $87,992 and decreased paid-in capital by $87,992, due to certain permanent book and tax differences experienced during the year. For the year ended March 31, 2003, The Perkins Opportunity Fund increased accumulated net investment income by $424,753 and decreased paid-in capital by $424,753 due to certain permanent book and tax differences experienced during the year. Net assets were not affected by these changes.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

For the year ended March 31, 2003, Perkins Capital Management, Inc. (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended March 31, 2003, The Perkins Discovery Fund and The Perkins Opportunity Fund incurred $41,293 and $209,938, respectively, in advisory fees.

The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees for The Perkins Discovery Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.50% of its average daily net assets. For the year ended March 31, 2003, the Advisor has voluntarily waived its fees of $41,293 and absorbed expenses of $43,132 for The Perkins Discovery Fund.

Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.

U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bank, N.A., serves as the Funds' Administrator and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds' Fund Accountant, Transfer Agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $12 million                  $30,000
     $12 to $50 million                 0.25% of average daily net assets
     $50 to $100 million                0.20% of average daily net assets
     $100 to $200 million               0.15% of average daily net assets
     Over $200 million                  0.10% of average daily net assets

For the year ended March 31, 2003, The Perkins Discovery Fund and The Perkins Opportunity Fund incurred Administration fees of $30,000 and $52,484, respectively.

U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

Quasar Distributors, LLC (the "distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are also officers and/or directors of the Administrator or Distributor.

NOTE 4 - DISTRIBUTION COSTS

Each Fund has adopted a Distribution Plan (the "Plans") in accordance with Rule 12b-1 under the 1940 Act. The Plans provide that the Funds may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Funds. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the year ended March 31, 2003, The Perkins Discovery Fund and The Perkins Opportunity Fund paid the Distributor $10,273 and $52,485, respectively, under the Plan.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2003, the cost of purchases and the proceeds from sales of securities for The Perkins Discovery Fund, excluding short-term securities, was $1,974,399 and $3,298,470, respectively.

For the year ended March 31, 2003, the cost of purchases and the proceeds from sales of securities for The Perkins Opportunity Fund, excluding short-term securities, was $1,908,564 and $7,093,610, respectively.

NOTE 6 - REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Funds will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Funds in each agreement, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the accounts of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

NOTE 7 - INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund. For the year ended March 31, 2003, The Perkins Opportunity Fund had the following transactions with affiliated companies:

                                                                                     Amount of         Amount of
                                                                                     Dividends           Gain
                                                                                    Credited to       Realized on
                                                                                     Income for     Sale of Shares
                           Shares                                     Shares          the Year          for the
                            Held                                       Held            Ended          Year Ended
                         March 31,    Purchases/       Sales/        March 31,       March 31,         March 31,
                            2002       Additions     Reductions        2003             2003             2003
                         ---------    ----------     ----------      ---------       ---------         ---------
Insignia Systems, Inc.    750,000         --           25,000         725,000            --            $183,971
                                                                                                       --------
                                                                                                       --------

NOTE 8 - DISTRIBUTIONS TO SHAREHOLDERS

On December 23, 2002, a distribution of $0.0688 per share was declared for the Perkins Discovery Fund. The dividend was paid on December 23, 2002, to shareholders of record on December 20, 2002. The tax character of distributions paid during the years ended March 31, 2002 and 2003 was as follows:

                                          2003            2002
                                          ----            ----
     Distributions paid from:
        Long-term capital gain          $16,864         $149,265

As of March 31, 2003, there were no distributable earnings on a tax basis.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  THE PERKINS DISCOVERY FUND
  THE PERKINS OPPORTUNITY FUND

THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Perkins Discovery Fund and The Perkins Opportunity Fund, each a series of shares of Professionally Managed Portfolios, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Perkins Discovery Fund and The Perkins Opportunity Fund as of March 31, 2003, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

                                                       TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
MAY 2, 2003

                               THE PERKINS FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds are set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Funds' officers and trustees and is available, without charge, upon request.

                              Independent Trustees
                              --------------------

                                      Term of        Principal                       # of Funds   Other
                         Position     Office and     Occupation                      in complex   Directorships
Name, Age                Held with    Length of      During                          overseen     Held by
and Address              the Trust    Time Served    Past Five Years                 by Trustee   Trustee
-----------              ---------    -----------    ---------------                 ----------   -------------
Dorothy A. Berry         Chairman     Indefinite     Talon Industries                   17        Not
(Born 1943)              and          Term           (administrative,                             Applicable
615 E. Michigan St.      Trustee      Since          management
Milwaukee, WI  53202                  May 1991       & business
                                                     consulting);
                                                     formerly Chief
                                                     Operating Officer,
                                                     Integrated Assets
                                                     Management
                                                     (investment advisor
                                                     and manager) and
                                                     formerly President,
                                                     Value Line, Inc.,
                                                     (investment advisory
                                                     & financial
                                                     publishing firm).

Wallace L. Cook          Trustee      Indefinite     Retired; formerly                  17        Not
(Born 1939)                           Term           Senior Vice                                  Applicable
615 E. Michigan St.                   Since          President,
Milwaukee, WI  53202                  May 1991       Rockefeller Trust
                                                     Co.; Financial
                                                     Counselor,
                                                     Rockefeller & Co.

Carl A. Froebel          Trustee      Indefinite     Private Investor;                  17        Not
(Born 1938)                           Term           formerly Managing                            Applicable
615 E. Michigan St.                   Since          Director, Premier
Milwaukee, WI  53202                  May 1991       Solutions, Ltd.;
                                                     formerly President
                                                     and Founder,
                                                     National Investor
                                                     Data Services, Inc.
                                                     (investment related
                                                     computer software).

Ashley T. Rabun          Trustee      Indefinite     Founder and                        17        Trustee,
(Born 1952)                           Term           Chief Executive                              E*TRADE
615 E. Michigan St.                   Since          Officer,
Milwaukee, WI  53202                  May 2002       InvestorReach,
                                                     Inc., (financial
                                                     services marketing
                                                     and distribution
                                                     consulting);
                                                     formerly Partner
                                                     and Director,
                                                     Nicholas-Applegate
                                                     Capital Management,
                                                     (investment
                                                     management).

Rowley W.P. Redington    Trustee      Indefinite     President; Intertech               17        Not
(Born 1944)                           Term           Computer Services                            Applicable
615 E. Michigan St.                   Since          Corp. (consumer
Milwaukee, WI  53202                  May 1991       electronics and
                                                     computer service
                                                     and marketing);
                                                     formerly Vice
                                                     President, PRS of
                                                     New Jersey, Inc.
                                                     (management
                                                     consulting), and
                                                     Chief Executive
                                                     Officer, Rowley
                                                     Associates (consultants).

                                                  Interested Trustees and Officers
                                                  --------------------------------

Steven J. Paggioli       Trustee      Indefinite     Consultant, U.S.                   17        Trustee,
(Born 1950)                           Term           Bancorp Fund                                 Managers
915 Broadway                          Since          Services, LLC                                Funds
New York, NY  10010                   May 1991       since July 2001;
                                                     formerly Executive
                                                     Vice President,
                                                     Investment
                                                     Company
                                                     Administration,
                                                     LLC ("ICA")
                                                     (mutual fund
                                                     administrator and
                                                     the Fund's former
                                                     administrator).

Robert M. Slotky         President    Indefinite     Vice President,                              Not
(Born 1947)                           Term           U.S. Bancorp                                 Applicable
2020 E. Financial Way,                Since          Fund Services, LLC
Suite 100                             August 2002    since July 2001;
Glendora, CA  91741                                  formerly, Senior
                                                     Vice President,
                                                     ICA (May 1997-
                                                     July 2001); former
                                                     instructor of
                                                     accounting at
                                                     California State
                                                     University-
                                                     Northridge (1997).

Eric W. Falkeis          Treasurer    Indefinite     Vice President,                              Not
(Born 1973)                           Term           U.S. Bancorp                                 Applicable
615 E. Michigan St.                   Since          Fund Services, LLC
Milwaukee, WI  53202                  August 2002    since 1997; Chief
                                                     Financial Officer,
                                                     Quasar Distributors,
                                                     LLC, since 2000.

Chad E. Fickett          Secretary    Indefinite     Compliance                                   Not
(Born 1973)                           Term           Administrator,                               Applicable
615 E. Michigan St.                   Since          U.S. Bancorp
Milwaukee, WI  53202                  March 2002     Fund Services,
                                                     LLC since July 2000.

                                    Advisor
                        PERKINS CAPITAL MANAGEMENT, INC.
                              730 East Lake Street
                            Wayzata, MN  55391-1769
                                 (800) 998-3190
                                 (952) 473-8367

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45202

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                                  P.O. Box 701
                           Milwaukee, WI  53201-0701

                                    Auditors
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441